SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Research and Development Expenses) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule Of Financial Expenses Net [Abstract]
Subcontractors and consultants	$ 2,228	$ 1,654	$ 217
Payroll and related expenses	766	719	90
Share-based compensation expense	285	99	18
Clinical trials expenses	1,121	357	0
Other expenses	22	31	29
Total Research and development expenses	$ 4,422	$ 2,860	$ 354